Exhibit 10.4

JOINDER NO. 1 dated as of October 23, 2015 to the FIRST LIEN PRIORITY INTERCREDITOR AGREEMENT dated as of February 2, 2012 (the “First Lien Priority Intercreditor Agreement”), among REALOGY GROUP LLC, a Delaware limited liability company (f/k/a REALOGY CORPORATION, a Delaware corporation) (the “Company”), certain subsidiaries and affiliates of the Company (each, a “Grantor”), JPMORGAN CHASE BANK, N.A., as Credit Agreement Collateral Agent for the Credit Agreement Secured Parties under the First Lien Priority Security Documents (in such capacity, the “Credit Agreement Collateral Agent”), and as Authorized Representative for the Credit Agreement Secured Parties, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Initial Additional Authorized Representative, and the additional Authorized Representatives from time to time a party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Priority Intercreditor Agreement.

B. As a condition to the ability of the Company to incur Additional First Lien Priority Obligations and to secure such Additional Senior Class Debt with the liens and security interests created by the Additional First Lien Priority Security Documents, the Additional Senior Class Debt Representative in respect of such Additional Senior Class Debt is required to become an Authorized Representative, and such Additional Senior Class Debt and the Additional Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the First Lien Priority Intercreditor Agreement. Section 5.13 of the First Lien Priority Intercreditor Agreement provides that such Additional Senior Class Debt Representative may become an Authorized Representative, and such Additional Senior Class Debt and such Additional Senior Class Debt Parties may become subject to and bound by the First Lien Priority Intercreditor Agreement upon the execution and delivery by the Senior Debt Class Representative of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 5.13 of the First Lien Priority Intercreditor Agreement. The undersigned, JPMORGAN CHASE BANK, N.A. (the “New Representative”), as Collateral Agent under the Term Loan Agreement, dated as of October 23, 2015 among REALOGY INTERMEDIATE HOLDINGS LLC, REALOGY GROUP LLC, the Lenders party thereto and JPMorgan Chase Bank, N.A. (the “Term Loan Agreement”) is executing this Joinder Agreement in accordance with the requirements of the First Lien Priority Intercreditor Agreement and the First Lien Priority Security Documents.

Accordingly, each Collateral Agent, each Authorized Representative and the New Representative agree as follows:

SECTION 1. In accordance with Section 5.13 of the First Lien Priority Intercreditor Agreement, the New Representative by its signature below becomes an Authorized Representative under, and the related Additional Senior Class Debt and Additional Senior Class Debt Parties become subject to and bound by, the First Lien Priority Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as an Authorized Representative and the New Representative, on its behalf and on behalf of such Additional Senior Class Debt Parties, hereby agrees to all the terms and provisions of the First

Lien Priority Intercreditor Agreement applicable to it as Authorized Representative and to the Additional Senior Class Debt Parties that it represents as Additional First Lien Priority Secured Parties. Each reference to an “Authorized Representative” in the First Lien Priority Intercreditor Agreement shall be deemed to include the New Representative. The First Lien Priority Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to each Collateral Agent, each Authorized Representative and the other First Lien Priority Secured Parties, individually, that (i) it has full power and authority to enter into this Joinder, in its capacity as administrative agent and collateral agent, (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and (iii) the Additional First Lien Priority Documents relating to such Additional Senior Class Debt provide that, upon the New Representative’s entry into this Agreement, the Additional Senior Class Debt Parties in respect of such Additional Senior Class Debt will be subject to and bound by the provisions of the First Lien Priority Intercreditor Agreement as Additional First Lien Priority Secured Parties.

SECTION 3. This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when each Collateral Agent shall have received a counterpart of this Joinder that bears the signatures of the New Representative. Delivery of an executed signature page to this Joinder by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Joinder.

SECTION 4. Except as expressly supplemented hereby, the First Lien Priority Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien Priority Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Priority Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at its address set forth below its signature hereto.

SECTION 8. The Company agrees to reimburse each Collateral Agent and each Authorized Representative for its reasonable out-of-pocket expenses in connection with this Joinder, including the reasonable fees, other charges and disbursements of counsel.

IN WITNESS WHEREOF, the New Representative has duly executed this Joinder to the First Lien Priority Intercreditor Agreement as of the day and year first above written.

JPMORGAN CHASE BANK, N.A,
as collateral agent for secured parties under the Term Loan Agreement

By:	/s/ Mohammad S Hasan
Name:	Mohammad S Hasan
Title:	Executive Director

Address for notices:

JPMorgan Chase Bank, N.A.
500 Stanton Christiana Road
Ops 2 Floor 3
Newark, DE 19713

Acknowledged by:

JPMORGAN CHASE BANK, N.A., as the Credit Agreement Collateral Agent and Authorized Representative,

By:	/s/ Mohammad S Hasan
Name:	Mohammad S Hasan
Title:	Executive Director

REALOGY GROUP LLC, as Company

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:

NRT INSURANCE AGENCY, INC.

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Chief Financial Officer

CARTUS ASSET RECOVERY CORPORATION
CARTUS CORPORATION
CDRE TM LLC
REALOGY OPERATIONS LLC
REALOGY SERVICES GROUP LLC
REALOGY SERVICES VENTURE PARTNER LLC

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Executive Vice President and Treasurer

AMERICAN TITLE COMPANY OF HOUSTON
CASE TITLE COMPANY
BURNET TITLE LLC
BURNET TITLE HOLDING LLC
CORNERSTONE TITLE COMPANY
EQUITY TITLE COMPANY
EQUITY TITLE MESSENGER SERVICE HOLDING LLC
GUARDIAN HOLDING COMPANY
GUARDIAN TITLE AGENCY, LLC
KEYSTONE CLOSING SERVICES LLC
LAKECREST TITLE, LLC
MARKET STREET SETTLEMENT GROUP LLC
MID-ATLANTIC SETTLEMENT SERVICES LLC
NATIONAL COORDINATION ALLIANCE LLC
NRT SETTLEMENT SERVICES OF MISSOURI LLC
NRT SETTLEMENT SERVICES OF TEXAS LLC
PROCESSING SOLUTIONS LLC
SECURED LAND TRANSFERS LLC
ST. JOE TITLE SERVICES LLC
TEXAS AMERICAN TITLE COMPANY
TITLE RESOURCE GROUP AFFILIATES HOLDINGS LLC
TITLE RESOURCE GROUP HOLDINGS LLC
TITLE RESOURCE GROUP LLC
TITLE RESOURCE GROUP SERVICES LLC
TRG SETTLEMENT SERVICES, LLP

By:	/s/ Thomas N. Rispoli
Name:	Thomas N. Rispoli
Title:	Chief Financial Officer

BETTER HOMES AND GARDENS REAL ESTATE LLC
BETTER HOMES AND GARDENS REAL ESTATE LICENSEE LLC
CENTURY 21 REAL ESTATE LLC
CGRN, INC.
COLDWELL BANKER LLC
COLDWELL BANKER REAL ESTATE LLC
ERA FRANCHISE SYSTEMS LLC
GLOBAL CLIENT SOLUTIONS LLC
ONCOR INTERNATIONAL LLC
REALOGY FRANCHISE GROUP LLC
REALOGY GLOBAL SERVICES LLC
REALOGY LICENSING LLC
SOTHEBY’S INTERNATIONAL REALTY AFFILIATES LLC
SOTHEBY’S INTERNATIONAL REALTY LICENSEE LLC
ZIPREALTY CALIFORNIA, INC.
ZIPREALTY LLC

By:	/s/ Andrew G. Napurano
Name:	Andrew G. Napurano
Title:	Chief Finance and Strategy Officer

ALPHA REFERRAL NETWORK LLC
BURGDORFF LLC
BURNET REALTY LLC
CAREER DEVELOPMENT CENTER, LLC
CB COMMERCIAL NRT PENNSYLVANIA LLC
COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC
COLDWELL BANKER PACIFIC PROPERTIES LLC
COLDWELL BANKER REAL ESTATE SERVICES LLC
COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY
COLDWELL BANKER RESIDENTIAL BROKERAGE LLC
COLDWELL BANKER RESIDENTIAL REAL ESTATE LLC
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.
COLORADO COMMERCIAL, LLC
HFS LLC
HFS.COM CONNECTICUT REAL ESTATE LLC
HFS.COM REAL ESTATE INCORPORATED
HFS.COM REAL ESTATE LLC
HOME REFERRAL NETWORK LLC
JACK GAUGHEN LLC
MARTHA TURNER PROPERTIES, L.P.
MARTHA TURNER SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY LLC
MTPGP, LLC
NRT ARIZONA COMMERCIAL LLC
NRT ARIZONA LLC
NRT ARIZONA REFERRAL LLC
NRT CAROLINAS LLC
NRT CAROLINAS REFERRAL NETWORK LLC
NRT COLORADO LLC
NRT COLUMBUS LLC
NRT COMMERCIAL LLC
NRT COMMERCIAL UTAH LLC
NRT DEVELOPMENT ADVISORS LLC
NRT DEVONSHIRE LLC
NRT DEVONSHIRE WEST LLC
NRT FLORIDA LLC
NRT HAWAII REFERRAL, LLC
NRT LLC
NRT MID-ATLANTIC LLC
NRT MISSOURI LLC
NRT MISSOURI REFERRAL NETWORK LLC
NRT NEW ENGLAND LLC
NRT NEW YORK LLC
NRT NORTHFORK LLC
NRT PHILADELPHIA LLC

(continued)

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NRT PITTSBURGH LLC
NRT PROPERTY MANAGEMENT ARIZONA LLC
NRT PROPERTY MANAGEMENT CALIFORNIA, INC.
NRT PROPERTY MANAGEMENT DC LLC
NRT PROPERTY MANAGEMENT DELAWARE LLC
NRT PROPERTY MANAGEMENT FLORIDA LLC
NRT PROPERTY MANAGEMENT GEORGIA LLC
NRT PROPERTY MANAGEMENT MARYLAND LLC
NRT PROPERTY MANAGEMENT MINNESOTA LLC
NRT PROPERTY MANAGEMENT NEW JERSEY LLC
NRT PROPERTY MANAGEMENT PENNSYLVANIA LLC
NRT PROPERTY MANAGEMENT TEXAS LLC
NRT PROPERTY MANAGEMENT VIRGINIA LLC
NRT REFERRAL NETWORK LLC
NRT RELOCATION LLC
NRT RENTAL MANAGEMENT SOLUTIONS LLC
NRT REOEXPERTS LLC
NRT SUNSHINE INC.
NRT TEXAS LLC
NRT UTAH LLC
NRT WEST, INC.
NRT ZIPREALTY LLC
REAL ESTATE REFERRAL LLC
REAL ESTATE REFERRALS LLC
REAL ESTATE SERVICES LLC
REFERRAL ASSOCIATES OF NEW ENGLAND LLC
REFERRAL NETWORK LLC
REFERRAL NETWORK PLUS, INC.
REFERRAL NETWORK, LLC
SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY, LLC
SOTHEBY’S INTERNATIONAL REALTY, INC.
THE SUNSHINE GROUP, LTD.

By:	/s/ Kevin R. Greene
Name:	Kevin R. Greene
Title:	Chief Financial Officer